UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SERVICESOURCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 14, 2020, for ServiceSource International, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SRev.To submit your proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered on paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one.There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 5, 2020. For a Convenient Way to vIeW Proxy Materials _ and _ vOTe Online go to: www.proxydocs.com/SRev Proxy Materials Available to view or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: TeLePHONe (866) 648-8133 *e-MAIL www.investorelections.com/SRev INTeRNeT paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other located in the shaded gray box below. requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHAReS Company Notice of Annual Meeting Date: Thursday, May 14, 2020 Time: 3:00 p.m. (Mountain Time) Place: Annual Meeting to be held live via the internet – please visit www.proxydocs.com/SREV for more details. The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” each of the director nominees listed in proposal 1, “FOR” proposals 2, 3, 4 and 5. 1. Election of Directors Nominees 01 Andrew M. Baker 04 John A. Meyer 07 Robin L. Smith 02 John R. Ferron 05 Gary B. Moore 08 Richard G. Walker 03 John R. Harris 06 Jane Okun Bomba 2. Vote to authorize the Company’s Board of Directors, in its discretion, to amend the Company’s Certificate of Incorporation to effect a reverse stock split in a ratio of not less than one-for-five and not more than one-for-ten. 3. Vote to approve the Company’s 2020 Equity Incentive Plan. 4. Advisory vote on compensation of named executive officers for the year ended December 31, 2019. 5. Ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.